UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2026

FULL HOUSE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Summerlin 1980 Festival Plaza Drive, Suite 680 Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	FLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders

On May 14, 2026, Full House Resorts, Inc. (the “Company”) held its Annual Meeting of Stockholders. A total of 26,191,912 shares (72.4% of shares outstanding as of the record date) of the Company’s common stock were present or represented by proxy at the meeting. The results of stockholder voting on the four proposals presented were as follows:

Proposal 1 – Stockholders elected the following seven directors nominated by the board of directors, to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Carl G. Braunlich	13,208,739	95,015	164,917	12,723,241
Lewis A. Fanger	13,216,982	87,474	164,215	12,723,241
Eric J. Green	13,264,093	41,365	163,213	12,723,241
Lynn M. Handler	13,264,518	41,028	163,125	12,723,241
Daniel R. Lee	13,390,463	60,972	17,236	12,723,241
Kathleen M. Marshall	13,161,093	144,502	163,076	12,723,241
Michael P. Shaunnessy	13,163,004	141,191	164,476	12,723,241

Proposal 2 – Stockholders did not approve of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation, as amended, to include certain provisions relating to director qualifications and disqualification:

For	Against	Abstain	Broker Non-Votes
13,320,516	75,396	72,759	12,723,241

Based on a preliminary review of voting results, it was announced at the annual meeting that Proposal 2 had been approved by the stockholders.  However, after reviewing the final voting results, Proposal 2 did not receive the required vote of a majority of the outstanding shares of the Company’s common stock entitled to vote at the annual meeting.

Proposal 3 – Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026:

For	Against	Abstain	Broker Non-Votes
26,103,300	19,305	69,307	―

Proposal 4 – Stockholders approved, on an advisory basis, the Company’s named executive officer compensation as disclosed in the 2026 proxy statement:

For	Against	Abstain	Broker Non-Votes
12,779,717	553,513	135,441	12,723,241

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: May 20, 2026	/s/ Lewis A. Fanger
Lewis A. Fanger, President, Chief Financial Officer & Treasurer